UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020

SenesTech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

23460 N. 19th Avenue, Suite 110

Phoenix, AZ 85027

(Address of principal executive offices) (Zip Code)

(928) 779-4143

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b)       On April 21, 2020, SenesTech, Inc. (the “Company”) notified The Nasdaq Stock Market (“Nasdaq”) that Kenneth Siegel, the Company’s Chief Executive Officer, had become aware of an inadvertent noncompliance by the Company with Nasdaq Rule 5605(c), which prohibits members of a Company’s audit committee to receive consulting fees of any amount. The Company’s common stock is listed on the Nasdaq Capital Market and, accordingly, the Company is subject to this rule. The inadvertent noncompliance was immediately corrected upon discovery of the noncompliance.

On April 18, 2020, Mr. Siegel learned that Ms. Jamie Bechtel, a member of the Company’s Board of Directors (the “Board”) and former member of the Board’s Audit Committee, may not have satisfied the independence requirements for audit committee membership pursuant to Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Act”) and Nasdaq Rule 5605(c) as a result of her affiliation with a non-profit that received consulting fees for services for the Company. Under Rule 10A-3(b)(1)(ii)(A) under the Act, a director will not be deemed independent for purposes of service on a company’s audit committee if the director has received any consulting fees, directly or indirectly. Once it was determined that Ms. Bechtel may not have satisfied the independence requirement for audit committee membership, Ms. Bechtel resigned from the Audit Committee, and the Board appointed Delphine François Chiavarini to the Audit Committee to meet the minimum requirement of three independent members required pursuant to Nasdaq Rule 5605(c). Accordingly, the violation was corrected and the Company is now compliant with Rule 10A-3(b)(1) under the Act and Nasdaq Rule 5605(c). At all times Ms. Bechtel served on the Audit Committee, the decisions of the Audit Committee were approved by all of the members who met the heightened audit committee independence standards.

The notification to Nasdaq was made in accordance with Nasdaq Rule 5625, which requires a company with common securities listed on Nasdaq to report any noncompliance of Nasdaq’s Rule 5600 Series. This report shall not constitute an admission that the inadvertent noncompliance reported herein is material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2020	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Chief Financial Officer